UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2025
________________________________________________________
Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On November 10, 2025, Precision BioSciences, Inc. (the “Company”) issued a press release to provide an update on its ELIMINATE-B clinical trial evaluating PBGENE-HBV for hepatitis B. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As described in the accompanying press release, the Company will host a live webcast on November 11, 2025 at 8:00 a.m., Eastern Time, to review its ongoing ELIMINATE-B clinical trial. The dial-in conference call numbers for domestic and international callers are 1-800-715-9871 and 1-646-307-1963, respectively. The conference ID number for the call is 2525924. Participants may access the live webcast, and accompanying presentation materials, as well as the archived webcast on the Company’s website in the Investors section under Events & Presentations: https://investor.precisionbiosciences.com/events-and-presentations.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, this Item 7.01 (including the Press Release attached hereto as Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On November 10, 2025, the Company issued a press release announcing a late-breaking oral presentation at the American Association for the Study of Liver Diseases (AASLD) The Liver Meeting® 2025. The presentation includes data from the ongoing ELIMINATE-B Phase 1 study evaluating PBGENE-HBV, an in vivo gene editing therapy designed to eliminate cccDNA, the root cause of chronic Hepatitis B, and inactivate integrated HBV DNA.
As of the October 31, 2025 data cutoff date, nine evaluable patients have been dosed across three ascending cohorts (0.2, 0.4, and 0.8 mg/kg), with a total of 22 administered doses. Key clinical findings from the late-breaking presentation include:
•Consistent antiviral activity across all treated patients regardless of baseline HBsAg
Every participant receiving PBGENE-HBV exhibited measurable reductions in hepatitis B surface antigen (HBsAg) following treatment, confirming on-target antiviral effects across all dose levels. Importantly, consistent levels of antiviral activity were observed in patients regardless of baseline HBsAg levels ranging from 370 to 11,813 IU/mL, with no upper limit in the study. The magnitude and persistence of these declines increased with higher doses, providing evidence of cumulative antiviral activity from pre-planned repeat administrations without cumulative toxicities.
•Durable HBsAg reductions sustained over time
In Cohort 1 (0.2 mg/kg), there was evidence of antiviral activity in all three patients with one patient showing a durable ~50% reduction in HBsAg 9 months after the initial dose of PBGENE-HBV and holding. In Cohort 2 (0.4 mg/kg), all three patients achieved durable HBsAg declines that were maintained for 8 weeks after the first administration and continue to show durable suppression following the third dose administration with HBsAg reductions up to 66%.
•Demonstrated dose-dependent antiviral activity
Cohort 3 (0.8 mg/kg) demonstrated further dose-responsive antiviral effects, with all three patients showing early (2 weeks) HBsAg reductions following the first dose, with additional administrations still planned to decrease HBsAg. One patient has received two administrations with a deepening response following the second dose, as evidenced by a 64% decrease in HBsAg without increases in HBsAg levels between dose administrations as was observed in lower dose cohorts. With all participants in Cohort 3 achieving substantially reduced HBsAg levels, as low as 188 IU/mL there is an emerging path to potentially stopping nucleos(t)ide analogs and testing for cure following additional planned administrations of PBGENE-HBV at this dose level.

•Biopsy evidence of direct HBV DNA editing
Unlike existing therapies, PBGENE-HBV is designed to target the source of viral infection by directly eliminating cccDNA and inactivating integrated HBV DNA. This approach has the potential to permanently halt viral transcription and silence antigen production, with the goal of achieving complete cccDNA eradication and cure.
A paired liver biopsy from Patient 5 (part of Cohort 2) confirmed the presence of ARCUS-mediated gene editing events within viral DNA, marking the first direct molecular evidence of HBV viral gene editing in humans. Following two administrations at 0.4 mg/kg, this patient’s biopsy showed promising evidence of viral DNA editing by inactivation with insertion/deletion (indel) edits in viral DNA, further supporting the observed clinical antiviral effects and the PBGENE-HBV mechanism of cccDNA elimination and integrated HBV DNA inactivation. Continuing reductions of HBsAg were observed after the biopsy was taken due to the third dose of PBGENE-HBV, suggesting cumulative gene editing of the viral genome.
•Favorable safety and tolerability profile
PBGENE-HBV was well tolerated across all cohorts, with no observed dose-limiting toxicities. Adverse events were transient and generally resolved within 12 hours. Transient infusion-related reactions resolved without intervention and were deemed not dose-limiting by the independent data safety monitoring committee. Platelet fluctuations were transient and asymptomatic.
•Stable liver enzyme laboratory values across repeat administrations
Transient elevations in alanine aminotransferase (ALT) and aspartate aminotransferase (AST) which resolved within days of the infusion were observed shortly after dose administrations of PBGENE-HBV across all dose levels. Transaminase elevations were transient with no associated changes in bilirubin and no evidence of liver dysfunction. There was one case of reversible Grade 3 AST elevation without any associated bilirubin elevation that resolved within 3 days. The data were reviewed by the independent data monitoring committee and an independent liver safety committee, an expert group of global hepatologists, and deemed not dose-limiting. Collectively, these findings support the potential tolerability and hepatic safety for repeat administrations to drive antiviral responses.
The Company expects to complete all administrations in Cohort 3 and finalize in the first quarter of 2026. The Company can test for a cure by stopping nucleos(t)ide analogues when HBsAg becomes undetectable or as HBsAg values approach undetectable on a sustained basis. In parallel, other cohorts are planned including one to evaluate a 4-week dosing interval between administrations in addition to the current 8-week intervals in Cohorts 1-3, enabled by a predictable and manageable safety profile of PBGENE thus far.
After identifying the dose and schedule that allows for stopping of nucleos(t)ide analogue therapy, the Company expects to advance PBGENE-HBV into the Part 2 expansion phase of the ELIMINATE-B study. The goal in Part 2 is to evaluate the optimized dose regimen in a larger number of patients for safety and efficacy. Paired biopsies are expected to be conducted in all patients in Part 2 in order to provide robust biologic evidence of gene editing at the root viral source of the disease and cccDNA elimination.
Forward-Looking Statements
Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the further development and potential of our PBGENE-HBV program and ELIMINATE-B clinical trial and the expected timing of clinical milestones. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website. All forward-looking statements speak only as of the date of this

Current Report on Form 8-K, and except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated November 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	November 10, 2025	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer